Filed pursuant to Rule 497(a)(1)

Registration No. 333-176637

Rule 482ad

Prospect Capital Corporation Prices Public Offering of Common Stock

NEW YORK, NY — (MARKET WIRE) — July 11, 2012 — Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”) announced today the pricing of an underwritten public offering of 21,000,000 shares of its common stock at a price to the public of $11.15 per share. The public offering is expected to close on or about July 16, 2012, subject to customary closing conditions.  Barclays Capital Inc. is acting as sole book-running manager in this offering and Prospect has granted the underwriter a 30-day option to purchase up to 3,150,000 additional shares.

The securities described above are being offered by Prospect pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on October 21, 2011.  A preliminary prospectus supplement related to the offering has been filed with the SEC and is available on the SEC’s web site at http://www.sec.gov.  Copies of the preliminary prospectus supplement relating to these securities may be obtained from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation is a closed-end investment company that lends to and invests in private and microcap public businesses.  Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”).  We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations.  We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.  Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies.  Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance.  Actual developments and results are highly likely to vary materially from these statements.  Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
(212) 448-9577